Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

2. Summary of Significant Accounting Policies

a.              Principles of Consolidation and Change in Accounting Principle

The accompanying financial statements reflect our financial position and results of operations on a consolidated basis. Prior to January 1, 2010, the financial position and results of operations of the operating subsidiaries of Iron Mountain Europe (Group) Limited (collectively referred to as “IME”), our European business, were consolidated based on IME’s fiscal year ended October 31. Effective January 1, 2010, we changed the fiscal year-end (and the reporting period for consolidation purposes) of IME to coincide with IMI’s fiscal year-end of December 31. We believe that the change in accounting principle related to the elimination of the two-month reporting lag for IME is preferable because it will result in more contemporaneous reporting of events and results related to IME. In accordance with applicable accounting literature, a change in subsidiary year-end is treated as a change in accounting principle and requires retrospective application. The cumulative effect of the change was an increase in retained earnings of $12,225 as of January 1, 2007. The impact of the change was not material to the results of operations for the previously reported annual and interim periods after January 1, 2008, and, thus, those results have not been revised. There is, however, a charge of $4,711 recorded to other expense (income), net in the year ended December 31, 2010 to recognize the immaterial difference arising from the change. Had the annual financial statements been revised, operating income (loss), income (loss) from continuing operations before provision (benefit) for income taxes and net income (loss) attributable to Iron Mountain Incorporated in calendar 2008 would have been decreased by $6,950, $11,700 and $9,039, respectively, and operating income (loss), income (loss) from continuing operations before provision (benefit) for income taxes and net income (loss) attributable to Iron Mountain Incorporated in calendar 2009 would have been increased by $3,714, $7,041 and $4,957, respectively. In addition, revenue, operating income (loss), income (loss) from continuing operations before provision (benefit) for income taxes and net income (loss) attributable to Iron Mountain Incorporated for the year ended December 31, 2010 would not have changed materially had we not eliminated the two-month reporting lag. There were no significant, infrequent or unusual items in the IME two-month period ended December 31, 2008 and 2009. All intercompany account balances have been eliminated.

b.              Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires us to make estimates, judgments and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities at the date of the financial statements and for the period then ended. On an on-going basis, we evaluate the estimates used. We base our estimates on historical experience, actuarial estimates, current conditions and various other assumptions that we believe to be reasonable under the circumstances. These estimates form the basis for making judgments about the carrying values of assets and liabilities and are not readily apparent from other sources. Actual results may differ from these estimates.

c.               Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and cash invested in short-term securities which have remaining maturities at the date of purchase of less than 90 days. Cash and cash equivalents are carried at cost, which approximates fair value.

We have restricted cash associated with a collateral trust agreement with our insurance carrier that was entered into in 2010 related to our worker’s compensation self-insurance program. The restricted cash subject to this agreement was $35,105 as of December 31, 2010 and is included in current assets on our consolidated balance sheets. Restricted cash consists primarily of U.S. treasuries.

d.              Foreign Currency

Local currencies are considered the functional currencies for our operations outside the United States, with the exception of certain foreign holding companies and our financing center in Switzerland, whose functional currencies are the U.S. dollar. In those instances where the local currency is the functional currency, assets and liabilities are translated at period-end exchange rates, and revenues and expenses are translated at average exchange rates for the applicable period. Resulting translation adjustments are reflected in the accumulated other comprehensive items, net component of Iron Mountain Incorporated Stockholders’ Equity and Noncontrolling Interests. The gain or loss on foreign currency transactions, calculated as the difference between the historical exchange rate and the exchange rate at the applicable measurement date, including those related to (a) our 7 1/4% GBP Senior Subordinated Notes due 2014, (b) our 6 3/4% Euro Senior Subordinated Notes due 2018, (c) the borrowings in certain foreign currencies under our revolving credit agreement, and (d) certain foreign currency denominated intercompany obligations of our foreign subsidiaries to us and between our foreign subsidiaries which are not considered permanently invested, are included in other expense (income), net, on our consolidated statements of operations. The total gain or loss on foreign currency transactions amounted to a net loss of $29,318, a net gain of $12,921 and a net loss of $5,664 for the years ended December 31, 2008, 2009 and 2010, respectively.

e.               Derivative Instruments and Hedging Activities

Every derivative instrument is required to be recorded in the balance sheet as either an asset or a liability measured at its fair value. Periodically, we acquire derivative instruments that are intended to hedge either cash flows or values which are subject to foreign exchange or other market price risk, and not for trading purposes. We have formally documented our hedging relationships, including identification of the hedging instruments and the hedged items, as well as our risk management objectives and strategies for undertaking each hedge transaction. Given the recurring nature of our revenues and the long term nature of our asset base, we have the ability and the preference to use long-term, fixed interest rate debt to finance our business, thereby preserving our long term returns on invested capital. We target approximately 75% of our debt portfolio to be fixed with respect to interest rates. Occasionally, we will use interest rate swaps as a tool to maintain our targeted level of fixed rate debt. In addition, we will use borrowings in foreign currencies, either obtained in the U.S. or by our foreign subsidiaries, to naturally hedge foreign currency risk associated with our international investments. Sometimes we enter into currency swaps to temporarily hedge an overseas investment, such as a major acquisition, while we arrange permanent financing or to hedge our exposure due to foreign currency exchange movements related to our intercompany accounts with and between our foreign subsidiaries. As of December 31, 2009 and 2010, none of our derivative instruments contained credit-risk related contingent features.

f.                Property, Plant and Equipment

Property, plant and equipment are stated at cost and depreciated using the straight-line method with the following useful lives:

Building and building improvements	5 to 40 years
Leasehold improvements	8 to 10 years or the life of the lease, whichever is shorter
Racking	2 to 20 years
Warehouse equipment	3 to 10 years
Vehicles	2 to 10 years
Furniture and fixtures	2 to 10 years
Computer hardware and software	3 to 5 years

Property, plant and equipment (including capital leases in the respective category), at cost, consist of the following:

	December 31,
	2009	2010
Land, buildings and building improvements	$1,202,299	$1,235,054
Leasehold improvements	423,818	472,958
Racking	1,315,940	1,371,829
Warehouse equipment/vehicles	342,312	367,091
Furniture and fixtures	74,027	77,406
Computer hardware and software	502,780	553,367
Construction in progress	142,821	100,947
	$4,003,997	$4,178,652

Minor maintenance costs are expensed as incurred. Major improvements which extend the life, increase the capacity or improve the safety or the efficiency of property owned are capitalized. Major improvements to leased buildings are capitalized as leasehold improvements and depreciated.

We develop various software applications for internal use. Computer software costs associated with internal use software are expensed as incurred until certain capitalization criteria are met. Payroll and related costs for employees who are directly associated with, and who devote time to, the development of internal use computer software projects (to the extent time is spent directly on the project) are capitalized and depreciated over the estimated useful life of the software. Capitalization begins when the design stage of the application has been completed and it is probable that the application will be completed and used to perform the function intended. Depreciation begins when the software is placed in service. Computer software costs that are capitalized are periodically evaluated for impairment. During the years ended December 31, 2008 and 2009, we wrote-off $610 (primarily in Corporate) and $600 (primarily in Corporate), respectively, of previously deferred software costs, primarily internal labor costs, associated with internal use software development projects that were discontinued after implementation, which resulted in a loss on disposal/writedown of property, plant and equipment, net in the accompanying consolidated statement of operations.

Entities are required to record the fair value of a liability for an asset retirement obligation in the period in which it is incurred. Asset retirement obligations represent the costs to repair, replace or remove tangible long-lived assets required by law, regulatory rule or contractual agreement. When the liability is initially recorded, the entity capitalizes the cost by increasing the carrying amount of the related long-lived asset, which is then depreciated over the useful life of the related asset. The liability is increased over time through income such that the liability will equate to the future cost to retire the long-lived asset at the expected retirement date. Upon settlement of the liability, an entity either settles the obligation for its recorded amount or realizes a gain or loss upon settlement. Our obligations are primarily the result of requirements under our facility lease agreements which generally have “return to original condition” clauses which would require us to remove or restore items such as shred pits, vaults, demising walls and office build-outs, among others. The significant assumptions used in estimating our aggregate asset retirement obligation are the timing of removals, the probability of a requirement to perform, estimated cost and associated expected inflation rates that are consistent with historical rates and credit-adjusted risk-free rates that approximate our incremental borrowing rate.

A reconciliation of liabilities for asset retirement obligations (included in other long-term liabilities) is as follows:

	December 31,
	2009	2010
Asset Retirement Obligations, beginning of the year	$9,096	$10,899
Liabilities Incurred	882	533
Liabilities Settled	(312)	(70)
Accretion Expense	1,233	1,271
Change in Probability Adjustment	—	(2,745)
Foreign Currency Exchange Movement	—	(239)
Asset Retirement Obligations, end of the year	$10,899	$9,649

g.               Goodwill and Other Intangible Assets

Goodwill and intangible assets with indefinite lives are not amortized but are reviewed annually for impairment or more frequently if impairment indicators arise. We currently have no intangible assets that have indefinite lives and which are not amortized, other than goodwill. Separable intangible assets that are not deemed to have indefinite lives are amortized over their useful lives. We periodically assess whether events or circumstances warrant a change in the life over which our intangible assets are amortized.

We have selected October 1 as our annual goodwill impairment review date. We performed our annual goodwill impairment review as of October 1, 2008, 2009 and 2010 and noted no impairment of goodwill. As of December 31, 2010, no factors were identified that would alter our October 1, 2010 goodwill assessment. In making this assessment, we relied on a number of factors including operating results, business plans, anticipated future cash flows, transactions and marketplace data. There are inherent uncertainties related to these factors and our judgment in applying them to the analysis of goodwill impairment. When changes occur in the composition of one or more reporting units, the goodwill is reassigned to the reporting units affected based on their relative fair values. As discussed at Note 14, we recorded a goodwill impairment charge in 2010 associated with our former worldwide digital business reporting unit. For the year ended December 31, 2010, we allocated $85,909 of this charge to the retained intellectual software escrow services business, based on a relative fair value basis, which continues to be included in our continuing results of operations. Our intellectual software escrow services business is now reported in Note 9 as a component of our North American Physical Business segment, which had been reported in the former worldwide digital business reporting segment.

Our reporting units at which level we performed our goodwill impairment analysis as of October 1, 2010 were as follows: North America; Europe; Latin America; Australia; Joint Ventures (which includes India, the various joint ventures in Southeast Asia and Russia (referred to as “Joint Ventures”)); and Business Process Management (“BPM”). Given their similar economic characteristics, products, customers and processes, (1) the United Kingdom, Ireland and Norway and (2) the countries of Continental Europe (excluding Joint Ventures), each a reporting unit, have been aggregated as Europe and tested as one for goodwill impairment. As of December 31, 2010, the carrying value of goodwill, net amounted to $1,750,420, $440,920, $29,787 and $61,010 for North America, Europe, Latin America and Australia, respectively. As of December 31, 2009, the carrying value of goodwill, net amounted to $1,821,801, $470,922, $28,384, and $54,788 for North America, Europe, Latin America and Australia, respectively. Our Joint Ventures and BPM reporting units have no goodwill as of December 31, 2009 and 2010.

Reporting unit valuations have been calculated using an income approach based on the present value of future cash flows of each reporting unit or a combined approach based on the present value of future cash flows and market and transaction multiples of revenues and earnings. The income approach incorporates many assumptions including future growth rates, discount factors, expected capital expenditures and income tax cash flows. Changes in economic and operating conditions impacting these assumptions could result in goodwill impairments in future periods. In conjunction with our annual goodwill impairment reviews, we reconcile the sum of the valuations of all of our reporting units to our market capitalization as of such dates.

The changes in the carrying value of goodwill attributable to each reportable operating segment for the years ended December 31, 2009 and 2010 is as follows:

	North	International
	American	Physical	Total
	Business	Business	Consolidated
Balance as of December 31, 2008	$1,790,819	$502,667	$2,293,486
Adjustments to purchase reserves	(1,094)	(24)	(1,118)
Fair value and other adjustments(1)	2,467	6,959	9,426
Currency effects	29,609	44,492	74,101
Balance as of December 31, 2009	1,821,801	554,094	2,375,895
Non-deductible goodwill acquired during the year	1,700	4,030	5,730
Adjustments to purchase reserves	(401)	—	(401)
Goodwill impairment	(85,909)	—	(85,909)
Fair value and other adjustments(2)	2,553	164	2,717
Currency effects	10,676	(26,571)	(15,895)
Balance as of December 31, 2010	$1,750,420	$531,717	$2,282,137

(1)  Fair value and other adjustments primarily includes $2,033 of cash paid related to prior year’s acquisitions, $6,963 of contingent earn-out obligations accrued and unpaid as of December 31, 2009 and $430 of adjustments to deferred income taxes.

(2)  Fair value and other adjustments primarily include $(711) of adjustments to property, plant and equipment, net, customer relationships and deferred income taxes, as well as $1,428 of cash paid related to prior year’s acquisitions and $2,000 of contingent earn-out obligations accrued and unpaid as of December 31, 2010.

h.              Long-Lived Assets

We review long-lived assets and all amortizable intangible assets for impairment whenever events or changes in circumstances indicate the carrying amount of such assets may not be recoverable. Recoverability of these assets is determined by comparing the forecasted undiscounted net cash flows of the operation to which the assets relate to their carrying amount. The operations are generally distinguished by the business segment and geographic region in which they operate. If the operation is determined to be unable to recover the carrying amount of its assets, then intangible assets are written down first, followed by the other long-lived assets of the operation, to fair value. Fair value is determined based on discounted cash flows or appraised values, depending upon the nature of the assets.

Consolidated loss on disposal/writedown of property, plant and equipment, net of $7,522 in the year ended December 31, 2008 consisted primarily of losses on the writedown of certain facilities of approximately $6,019 in our North American Business, $610 write-off of previously deferred software costs in Corporate associated with discontinued products after implementation and other disposals and asset writedowns. Consolidated loss on disposal/writedown of property, plant and equipment, net of $168 in the year ended December 31, 2009 consisted primarily of a gain on disposal of a building in our International Physical Business segment of approximately $1,900 in France, offset by losses on the writedown of certain facilities of approximately $1,000 in our North American segment, $700 in our International Physical Business segment and $300 in Corporate (associated with discontinued products after implementation). Consolidated gain on disposal/writedown of property, plant and equipment, net of $10,994 in the year ended December 31, 2010 consisted primarily of a gain of approximately $10,200 as a result of the settlement with our insurers in connection with a portion of the property component of our claim related to the Chilean earthquake in the third and fourth quarter of 2010, gains of approximately $3,200 in North America primarily related to the disposition of certain owned equipment and a gain on disposal of a building in our International Physical segment of approximately $1,300 in the United Kingdom, offset by approximately $1,000 of asset writedowns associated with our Latin American operations and approximately $2,600 of impairment losses primarily related to certain owned facilities in North America.

i.                  Customer Relationships and Acquisition Costs and Other Intangible Assets

Costs related to the acquisition of large volume accounts are capitalized. Initial costs incurred to transport the boxes to one of our facilities, which includes labor and transportation charges, are amortized over periods ranging from one to 30 years (weighted average of 24 years at December 31, 2010), and are included in depreciation and amortization in the accompanying consolidated statements of operations. Payments to a customer’s current records management vendor or direct payments to a customer are amortized over periods ranging from one to 10 years (weighted average of 4 years at December 31, 2010) to the storage and service revenue line items in the accompanying consolidated statements of operations. If the customer terminates its relationship with us, the unamortized cost is charged to expense or revenue. However, in the event of such termination, we generally collect, and record as income, permanent removal fees that generally equal or exceed the amount of the unamortized costs. Customer relationship intangible assets acquired through business combinations, which represents the majority of the balance, are amortized over periods ranging from 10 to 30 years (weighted average of 22 years at December 31, 2010). Amounts allocated in purchase accounting to customer relationship intangible assets are calculated based upon estimates of their fair value utilizing an income approach based on the present value of future cash flows. Other intangible assets, including noncompetition agreements, acquired core technology and trademarks, are capitalized and amortized over periods ranging from three to 25 years (weighted average of 7 years at December 31, 2010).

The gross carrying amount and accumulated amortization are as follows:

	December 31,
	2009	2010
Gross Carrying Amount
Customer relationship and acquisition costs	$532,026	$543,084
Other intangible assets (included in other assets, net)	7,074	7,014

Accumulated Amortization
Customer relationship and acquisition costs	$124,082	$155,305
Other intangible assets (included in other assets, net)	3,278	4,348

The amortization expense for the years ended December 31, 2008, 2009 and 2010 are as follows:

	Year Ended December 31,
	2008	2009	2010
Customer relationship and acquisition costs:
Amortization expense included in depreciation and amortization	$24,793	$23,609	$24,926
Amortization expense charged to revenues	6,528	8,096	9,710
Other intangible assets:
Amortization expense included in depreciation and amortization	7,121	7,410	7,863

Estimated amortization expense for existing intangible assets (excluding deferred financing costs, which are amortized through interest expense, of $4,978, $4,391, $4,194, $3,382 and $2,822 for 2011, 2012, 2013, 2014 and 2015, respectively) for the next five succeeding fiscal years is as follows:

	Estimated Amortization
	Included in Depreciation
	and Amortization	Charged to Revenues
2011	$27,815	$5,035
2012	27,823	3,912
2013	27,410	2,133
2014	27,111	541
2015	22,582	315

j.                 Deferred Financing Costs

Deferred financing costs are amortized over the life of the related debt using the effective interest rate method. If debt is retired early, the related unamortized deferred financing costs are written off in the period the debt is retired to other expense (income), net. As of December 31, 2009 and 2010, gross carrying amount of deferred financing costs was $52,952 and $50,242, respectively, and accumulated amortization of those costs was $17,746 and $21,096, respectively, and was recorded in other assets, net in the accompanying consolidated balance sheet.

k.              Accrued Expenses

Accrued expenses (with items greater than 5% of total current liabilities shown separately) consist of the following:

	December 31,
	2009	2010
Interest	$67,920	$59,774
Payroll and vacation	71,166	77,423
Incentive compensation	55,373	26,547
Self-insured liabilities (Note 10.b.)	41,106	43,901
Income taxes	21,764	29,484
Other	126,353	147,927
	$383,682	$385,056

l.                  Revenues

Our revenues consist of storage revenues as well as service revenues and are reflected net of sales and value added taxes. Storage revenues, which are considered a key performance indicator for the information management services industry, consist primarily of recurring periodic charges related to the storage of materials or data (generally on a per unit basis). Service revenues are comprised of charges for related core service activities and a wide array of complementary products and services. Included in core service revenues are: (1) the handling of records, including the addition of new records, temporary removal of records from storage, refiling of removed records, destruction of records, and permanent withdrawals from storage; (2) courier operations, consisting primarily of the pickup and delivery of records upon customer request; (3) secure shredding of sensitive documents; and (4) other recurring services, including hybrid services and recurring project revenues. Our complementary services revenues include special project work, data restoration projects, fulfillment services, consulting services, technology services and product sales (including specially designed storage containers and related supplies). Our secure shredding revenues include the sale of recycled paper (included in complementary services revenues), the price of which can fluctuate from period to period, adding to the volatility and reducing the predictability of that revenue stream.

We recognize revenue when the following criteria are met: persuasive evidence of an arrangement exists, services have been rendered, the sales price is fixed or determinable, and collectability of the resulting receivable is reasonably assured. Storage and service revenues are recognized in the month the respective storage or service is provided and customers are generally billed on a monthly basis on contractually agreed-upon terms. Amounts related to future storage or prepaid service contracts for customers where storage fees or services are billed in advance are accounted for as deferred revenue and recognized ratably over the applicable storage or service period or when the service is performed. Revenue from the sales of products, which is included as a component of service revenues, is recognized when shipped to the customer and title has passed to the customer.

m.          Rent Normalization

          We have entered into various leases for buildings that expire over various terms. Certain leases have fixed escalation clauses (excluding those tied to CPI or other inflation-based indices) or other features (including return to original condition, primarily in the United Kingdom) which require normalization of the rental expense over the life of the lease resulting in deferred rent being reflected in the accompanying consolidated balance sheets. In addition, we have assumed various above and below market leases in connection with certain of our acquisitions. The difference between the present value of these lease obligations and the market rate at the date of the acquisition was recorded as a deferred rent liability or other long-term asset and is being amortized over the remaining lives of the respective leases.

n.              Stock-Based Compensation

We record stock-based compensation expense, utilizing the straight-line method, for the cost of stock options, restricted stock, restricted stock units and shares of stock issued under the employee stock purchase plan (together, “Employee Stock-Based Awards”).

Stock-based compensation expense for Employee Stock-Based Awards included in the accompanying consolidated statements of operations for the years ended December 31, 2008, 2009 and 2010 was $18,988, including $2,913 in discontinued operations, ($15,682 after tax or $0.08 per basic and diluted share), $18,703, including $3,493 in discontinued operations, ($14,716 after tax or $0.07 per basic and diluted share) and $20,378, including $3,104 in discontinued operations, ($15,672 after tax or $0.08 per basic and diluted share), respectively.

Stock-based compensation expense for Employee Stock Based Awards included in the accompanying consolidated statements of operations related to continuing operations is as follows:

	Year Ended December 31,
	2008	2009	2010
Cost of sales (excluding depreciation and amortization)	$97	$248	$730
Selling, general and administrative expenses	15,978	14,962	16,544

Total stock-based compensation	$16,075	$15,210	$17,274

The benefits associated with the tax deductions in excess of recognized compensation cost are required to be reported as a financing cash flow. This requirement reduces reported operating cash flows and increases reported financing cash flows. As a result, net financing cash flows included $5,112, $5,532 and $2,252 for the years ended December 31, 2008, 2009 and 2010, respectively, from the benefits of tax deductions in excess of recognized compensation cost. We used the short form method to calculate the Additional Paid-in Capital (“APIC”) pool. The tax benefit of any resulting excess tax deduction increases the APIC pool. Any resulting tax deficiency is deducted from the APIC pool.

Stock Options

Under our various stock option plans, options were granted with exercise prices equal to the market price of the stock on the date of grant. The majority of our options become exercisable ratably over a period of five years and generally have a contractual life of ten years, unless the holder’s employment is terminated. Beginning in 2007, certain of the options we issue become exercisable ratably over a period of ten years and have a contractual life of 12 years, unless the holder’s employment is terminated. As of December 31, 2010, ten-year vesting options represent 7.5% of total outstanding options. Our directors are considered employees for purposes of our stock option plans and stock option reporting. Options granted to our non-employee directors generally become exercisable after one year.

In December 2008, we amended each of the Iron Mountain Incorporated 2002 Stock Incentive Plan, the Iron Mountain Incorporated 1997 Stock Option Plan, the LiveVault Corporation 2001 Stock Incentive Plan and the Stratify, Inc. 1999 Stock Plan (each a “Plan” and, collectively, the “Plans”) to provide that any unvested options and other awards granted under the respective Plan shall vest immediately should an employee be terminated by the Company, or terminate his or her own employment for good reason (as defined in each Plan), in connection with a vesting change in control (as defined in each Plan). The Mimosa Systems, Inc. 2009 Equity Incentive Plan and the Mimosa Systems, Inc. 2003 Stock Plan were similarly amended in June 2010.

A total of 37,536,442 shares of common stock have been reserved for grants of options and other rights under our various stock incentive plans. The number of shares available for grant at December 31, 2010 was 6,505,111.

The weighted average fair value of options granted in 2008, 2009 and 2010 was $9.49, $9.72 and $7.71 per share, respectively. The values were estimated on the date of grant using the Black-Scholes option pricing model. The following table summarizes the weighted average assumptions used for grants in the year ended December 31:

Weighted Average Assumption	2008	2009	2010
Expected volatility	26.7%	32.1%	32.8%
Risk-free interest rate	2.98%	2.64%	2.48%
Expected dividend yield	None	None	1.2%
Expected life of the option	6.6 Years	6.4 Years	6.4 Years

Expected volatility is calculated utilizing daily historical volatility over a period that equates to the expected life of the option. The risk-free interest rate was based on the U.S. Treasury interest rates whose term is consistent with the expected life of the stock options. Beginning in the first quarter of 2010, expected dividend yield was considered in the option pricing model as a result of our new dividend program. The expected life (estimated period of time outstanding) of the stock options granted is estimated using the historical exercise behavior of employees.

A summary of option activity for the year ended December 31, 2010 is as follows:

	Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at December 31, 2009	12,099,361	$24.06
Granted	2,494,038	23.75
Issued in Connection with Acquisitions	257,366	8.67
Exercised	(1,046,193)	12.58
Forfeited	(1,082,650)	26.36
Expired	(581,362)	27.58
Outstanding at December 31, 2010	12,140,560	$24.30	7.09	$30,693

Options exercisable at December 31, 2010	5,949,354	$22.89	5.83	$23,845

Options expected to vest	5,637,429	$25.65	8.25	$6,377

The following table provides the aggregate intrinsic value of stock options exercised for the years ended December 31, 2008, 2009 and 2010:

	Year Ended December 31,
	2008	2009	2010
Aggregate intrinsic value of stock options exercised	$17,307	$18,929	$12,063

Restricted Stock and Restricted Stock Units

Under our various stock option plans, we may also issue grants of restricted stock or restricted stock units (“RSUs”). Our restricted stock and RSUs generally have a four- to five-year vesting period. The fair value of restricted stock and RSUs is the excess of the market price of our common stock at the date of grant over the exercise price (which is typically zero).

A summary of restricted stock and RSUs activity for the year ended December 31, 2010 is as follows:

	Restricted Stock and RSUs	Weighted- Average Grant-Date Fair Value
Non-vested at December 31, 2009	2,276	$28.36
Granted	166,397	22.46
Vested	(452)	28.35
Forfeited	—	—
Non-vested at December 31, 2010	168,221	$22.53

The total fair value of shares vested for the years ended December 31, 2008, 2009 and 2010 was $823, $0 and $13, respectively.

Employee Stock Purchase Plan

We offer an employee stock purchase plan in which participation is available to substantially all U.S. and Canadian employees who meet certain service eligibility requirements (the “ESPP”). The ESPP provides a way for our eligible employees to become stockholders on favorable terms. The ESPP provides for the purchase of our common stock by eligible employees through successive offering periods. We generally have two six-month offering periods per year, the first of which begins June 1 and ends November 30 and the second of which begins December 1 and ends May 31. During each offering period, participating employees accumulate after-tax payroll contributions, up to a maximum of 15% of their compensation, to pay the exercise price of their options. Participating employees may withdraw from an offering period before the purchase date and obtain a refund of the amounts withheld as payroll deductions. At the end of the offering period, outstanding options are exercised, and each employee’s accumulated contributions are used to purchase our common stock. The price for shares purchased under the ESPP is 95% of the fair market price at the end of the offering period, without a look-back feature. As a result, we do not recognize compensation cost for the ESPP shares purchased. The ESPP was amended and approved by our stockholders on May 26, 2005 and the number of shares available for purchase under the ESPP was increased to 3,487,500. For the years ended December 31, 2008, 2009 and 2010, there were 305,151 shares, 258,680 shares and 257,381 shares, respectively, purchased under the ESPP. The number of shares available for purchase under the ESPP at December 31, 2010 was 554,320.

As of December 31, 2010, unrecognized compensation cost related to the unvested portion of our Employee Stock-Based Awards was $52,296 and is expected to be recognized over a weighted-average period of 3.7 years.

We generally issue shares for the exercises of stock options, restricted stock, RSUs and shares under our ESPP from unissued reserved shares.

o.              Income Taxes

Accounting for income taxes requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the tax and financial reporting basis of assets and liabilities and for loss and credit carryforwards. Valuation allowances are provided when recovery of deferred tax assets is not considered more likely than not. We have elected to recognize interest and penalties associated with uncertain tax positions as a component of the provision for income taxes in the accompanying consolidated statements of operations.

p.              Income (Loss) Per Share—Basic and Diluted

Basic income (loss) per common share is calculated by dividing income (loss) by the weighted average number of common shares outstanding. The calculation of diluted income (loss) per share is consistent with that of basic income (loss) per share but gives effect to all potential common shares (that is, securities such as options, warrants or convertible securities) that were outstanding during the period, unless the effect is antidilutive.

The following table presents the calculation of basic and diluted income (loss) per share:

	Year Ended December 31,
	2008	2009	2010

Income (Loss) from continuing operations	$92,881	$233,925	$167,020
Income (Loss) from discontinued operations (see Note 14)	$(10,938)	$(11,619)	$(216,012)
Net income (loss) attributable to Iron Mountain Incorporated	$82,037	$220,877	$(53,900)

Weighted-average shares—basic	201,279,000	202,812,000	201,991,000
Effect of dilutive potential stock options	2,004,974	1,458,777	—
Effect of dilutive potential restricted stock and RSUs	6,189	41	—

Weighted-average shares—diluted	203,290,163	204,270,818	201,991,000

Earnings (Losses) per share—basic:
Income (Loss) from continuing operations	$0.46	$1.15	$0.83
Income (Loss) from discontinued operations (see Note 14)	$(0.05)	$(0.06)	$(1.07)
Net income (loss) attributable to Iron Mountain Incorporated - basic	$0.41	$1.09	$(0.27)

Earnings (Losses) per share—diluted:
Income (Loss) from continuing operations	$0.46	$1.15	$0.83
Income (Loss) from discontinued operations (see Note 14)	$(0.05)	$(0.06)	$(1.07)
Net income (loss) attributable to Iron Mountain Incorporated - diluted	$0.40	$1.08	$(0.27)

Antidilutive stock options and RSUs, excluded from the calculation	4,065,455	8,085,784	9,305,328

q.              New Accounting Pronouncements

In October 2009, the Financial Accounting Standards Board (the “FASB”) issued amended guidance on multiple-deliverable revenue arrangements and software revenue recognition. The multiple-deliverable revenue arrangements updates to the FASB Accounting Standards Codification™ (the “Codification”) apply to all deliverables in contractual arrangements in all industries in which a vendor will perform multiple revenue-generating activities. The change to the Codification creates a selling price hierarchy that an entity must use as evidence of fair value in separately accounting for all deliverables on a relative-selling-price basis which qualify for separation. The selling price hierarchy includes: (1) vendor-specific objective evidence; (2) third-party evidence; and (3) estimated selling price. Broadly speaking, this update to the Codification will result in the possibility for some entities to recognize revenue earlier and more closely align with the economics of certain revenue arrangements if the other criteria for separation (e.g. standalone value to the customer) are met. The software revenue recognition guidance was issued to address factors that entities should consider when determining whether the software and non-software components of a product function together to deliver the product’s essential functionality. The software revenue recognition updates to the Codification will allow revenue arrangements in which software and non-software components deliver together a product’s essential functionality to follow the multiple-deliverable revenue recognition criteria as opposed to the criteria applicable to software revenue recognition. Both updates are effective for fiscal years beginning on or after June 15, 2010 and apply prospectively to new or materially modified revenue arrangements after its effective date. We do not expect adoption to have a material impact on our consolidated financial statements and results of operations.

r.                 Allowance for Doubtful Accounts and Credit Memo Reserves

We maintain an allowance for doubtful accounts and credit memos for estimated losses resulting from the potential inability of our customers to make required payments and disputes regarding billing and service issues. When calculating the allowance, we consider our past loss experience, current and prior trends in our aged receivables and credit memo activity, current economic conditions, and specific circumstances of individual receivable balances. If the financial condition of our customers were to significantly change, resulting in a significant improvement or impairment of their ability to make payments, an adjustment of the allowance may be required. We consider accounts receivable to be delinquent after such time as reasonable means of collection have been exhausted. We charge-off uncollectible balances as circumstances warrant, generally, no later than one year past due.

Rollforward of allowance for doubtful accounts and credit memo reserves is as follows:

Year Ended December 31,	Balance at Beginning of the Year	Credit Memos Charged to Revenue	Allowance for Bad Debts Charged to Expense	Other(1)	Deductions(2)	Balance at End of the Year
2008	$16,412	$30,873	$10,275	$(1,820)	$(38,898)	$16,842
2009	16,842	39,182	9,880	762	(45,835)	20,831
2010	20,831	42,313	11,444	(671)	(52,372)	21,545

(1)  Primarily consists of recoveries of previously written-off accounts receivable, allowances of businesses acquired and the impact associated with currency translation adjustments.

(2)  Primarily consists of the write-off of accounts receivable.

s.                Concentrations of Credit Risk

Financial instruments that potentially subject us to market risk consist principally of cash and cash equivalents (including money market funds and time deposits), restricted cash (primarily U.S. treasuries) and accounts receivable. The only significant concentrations of liquid investments as of December 31, 2010 relates to cash and cash equivalents and restricted cash held on deposit with seven global banks and four “Triple A” rated money market funds which we consider to be large, highly rated investment grade institutions. As of December 31, 2010, our cash and cash equivalent and restricted cash balance was $293,798, including money market funds and time deposits amounting to $241,151. A substantial portion of these money market funds are invested in U.S. treasuries.

t.                 Fair Value Measurements

Entities are permitted under GAAP to elect to measure many financial instruments and certain other items at either fair value or cost. We did not elect the fair value measurement option for any of our financial assets or liabilities.

Our financial assets or liabilities are measured using inputs from the three levels of the fair value hierarchy. A financial asset or liability’s classification within the hierarchy is determined based on the lowest level input that is significant to the fair value measurement. The three levels are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets or liabilities that we have the ability to access at the measurement date.

Level 2—Inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).

Level 3—Unobservable inputs that reflect our assumptions about the assumptions that market participants would use in pricing the asset or liability.

The following tables provide the assets and liabilities carried at fair value measured on a recurring basis as of December 31, 2009 and 2010, respectively:

		Fair Value Measurements at December 31, 2009 Using
Description	Total Carrying Value at December 31, 2009	Quoted prices in active markets (Level 1)		Significant other observable inputs (Level 2)		Significant unobservable inputs (Level 3)
Money Market Funds(1)	$265,904	$—		$265,904		$—
Time Deposits(1)	115,695	—		115,695		—
Trading Securities	10,168	8,061	(2)	2,107	(1)	—
Derivative Assets(3)	4,115	—		4,115		—

		Fair Value Measurements at December 31, 2010 Using
Description	Total Carrying Value at December 31, 2010	Quoted prices in active markets (Level 1)		Significant other observable inputs (Level 2)		Significant unobservable inputs (Level 3)
Money Market Funds(1)	$107,129	$—		$107,129		$—
Time Deposits(1)	134,022	—		134,022		—
Trading Securities	9,215	8,527	(2)	688	(1)	—
Derivative Assets(3)	2,500	—		2,500		—
Derivative Liabilities(3)	2,440	—		2,440		—

(1)                   Money market funds and time deposits (including certain trading securities) are measured based on quoted prices for similar assets and/or subsequent transactions.

(2)                   Securities are measured at fair value using quoted market prices.

(3)                   Our derivative assets and liabilities primarily relate to short-term (six months or less) foreign currency contracts that we have entered into to hedge our intercompany exposures denominated in British pounds sterling and Australian dollars. We calculate the fair value of such forward contracts by adjusting the spot rate utilized at the balance sheet date for translation purposes by an estimate of the forward points observed in active markets.

Disclosures are required in the financial statements for items measured at fair value on a non-recurring basis. We did not have any material items that are measured at fair value on a non-recurring basis for the years ended December 31, 2009 and 2010, respectively, except goodwill calculated based on Level 3 inputs, more fully disclosed at Note 2.g.

u.              Available-for-sale and Trading Securities

We have one trust that holds marketable securities. Marketable securities are classified as available-for-sale or trading. As of December 31, 2009 and 2010, the fair value of the money market and mutual funds included in this trust amounted to $10,168 and $9,215, respectively, and were included in prepaid expenses and other in the accompanying consolidated balance sheets. During 2008, we classified these marketable securities included in the trust as trading, and included in other expense (income), net in the accompanying consolidated statement of operations realized and unrealized net losses of $2,563, net gains of $1,745 and net gains of $1,221 for the years ended December 31, 2008, 2009 and 2010, respectively.

v.              Investments

As of December 31, 2010, we have investments in joint ventures, including noncontrolling interests, in Iron Mountain Poland Holdings Limited of 20% (Poland), in Iron Mountain A/S of 20% (Denmark), in Iron Mountain Arsivleme Hizmetleri A.S. of 40% (Turkey), in Sispace AG of 15% (Switzerland) and in Kelman Technologies Inc. of 25% (U.S. and Canada). These investments are accounted for using the equity method because we exercise significant influence over these entities and their operations. As of December 31, 2009 and 2010, the carrying value related to our equity investments was $9,148 and $9,663, respectively, included in other assets in the accompanying consolidated balance sheets.

w.            Accumulated Other Comprehensive Items, Net

Accumulated other comprehensive items, net consists of foreign currency translation adjustments as of December, 31, 2009 and 2010, respectively.

x.              Other Expense (Income), Net

Other expense (income), net consists of the following:

	Year Ended December 31,
	2008	2009	2010
Foreign currency transaction losses (gains), net	$29,318	$(12,921)	$5,664
Debt extinguishment expense, net	418	3,031	1,792
Other, net	1,769	(2,596)	1,579
	$31,505	$(12,486)	$9,035

y.              Reclassifications

In conjunction with our implementation of a new enterprise management reporting system in the fourth quarter of 2010, we noted inconsistencies in the mapping of certain revenue accounts between storage and service. As a result, we have adjusted previously reported amounts to reduce storage revenues and increase service revenues by $29,211, $28,753, and $28,526 for the years ended December 31, 2008, 2009 and 2010, respectively. There was no change in total consolidated reported revenues.